                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                NOVEMBER 2, 2000
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                               -------------------


                              SONUS NETWORKS, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


              DELAWARE                            000-30229                           04-3387074
------------------------------------- ----------------------------------- -----------------------------------
  (State or Other Jurisdiction of          (Commission File Number)       (IRS Employer Identification No.)
           Incorporation)


                 5 CARLISLE ROAD, WESTFORD, MASSACHUSETTS 01886
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (978) 692-8999
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 ---------------

ITEM 5.  OTHER EVENTS.

         Sonus Networks, Inc., a Delaware corporation ("Sonus"), Storm Merger Sub, Inc., a Texas corporation and a wholly owned subsidiary of Sonus ("Sub"), and telecom technologies, inc., a Texas corporation ("TTI"), have entered into an Agreement and Plan of Merger and Reorganization, dated as of November 2, 2000 (the "Merger Agreement"), pursuant to which Sub will merge with and into TTI with TTI as the surviving corporation (the "Merger").

         Under the terms of the Merger Agreement, an aggregate of 10,800,000 shares of Sonus common stock (the "Merger Shares") will be exchanged for all outstanding shares of TTI Class A and Class B common stock at the closing. Of these 10,800,000 shares issued to the current TTI stockholders, 1,200,000 shares will be placed into escrow as security for TTI's indemnity obligations under the Merger Agreement, and will be released to the TTI shareholders upon expiration of those indemnity obligations, expected to be on the first anniversary of the closing date.

         In addition to the Merger Shares, the TTI shareholders will have the right to receive up to an aggregate of 4,200,000 additional shares (the "Earn-Out Shares") of Sonus common stock placed in escrow in the event that TTI achieves certain specified technical and business-related milestones (the "Earn-Out Conditions"), from time to time prior to December 31, 2002.

         The Earn-Out Shares will be released as follows: (a) 1,800,000 shares will be released to the former TTI shareholders if TTI ships and receives customer acceptance of certain customer-related deliverables prior to December 31, 2001; (b) up to an aggregate of 900,000 shares will be released to the former TTI shareholders if TTI is able to incorporate certain specified features into its principal software product prior to certain dates ranging from May 31, 2001 to December 31, 2001; and (c) up to 1,500,000 shares will be released to the former TTI shareholders if TTI meets certain customer expansion goals in whole or in part on or prior to December 31, 2002. In the event that TTI does not meet any of these conditions in whole or in part, all or some (in the event of certain specified partial satisfactions of such conditions) of the Earn-Out Shares attributable to such conditions will revert to Sonus and be canceled. Under the Merger Agreement, Ms. Anousheh Ansari, currently the Chairman and Chief Executive Officer of TTI, or a designated successor, will be granted certain specific management rights over the operations of TTI during the period between the closing and the earlier of the release of all of the Earn-Out Shares or December 31, 2002.

         Under the terms of the Merger Agreement, Sonus will assume all outstanding options to purchase TTI common stock, which will convert into the right to receive shares of Sonus common stock on the same terms as the outstanding TTI common stock converts in the Merger, including that an equivalent portion of these option shares will be subject to the indemnity escrow conditions and the Earn-Out Conditions. Under an agreement entered into by Ms. Anousheh Ansari and another of the stockholders of TTI prior to the execution of the Merger Agreement, Ms. Ansari has agreed to transfer to TTI from time to time a number of shares of TTI common stock held by her equal to the number of shares of such stock issued upon the exercise of any employee stock options. In continuation of this agreement after the closing, Ms. Ansari shall transfer to Sonus shares of Sonus common stock, received by her in the Merger, necessary to cover the exercise of any TTI stock options assumed by Sonus. As a result, the number of shares of Sonus common stock that will be issued upon the exercise of former TTI stock options that are assumed by Sonus will not increase the aggregate number of shares of Sonus common stock issuable upon or in connection with the merger.

         In addition, immediately prior to the closing of the Merger, Sonus will establish the Sonus Networks, Inc. 2000 Retention Plan (the "Retention Plan"). Pursuant to the Retention Plan, certain employees of TTI will receive contingent awards of shares of Sonus common stock that will vest on December 31, 2002, subject to the conditions that (i) such employees have maintained employment with the Company through such date and (ii) the Earn-Out Conditions have been satisfied in whole or in part, with the final number of shares of each award that vest being equal in percentage terms to the percent of the 4,200,000 Earn-Out Shares that have been actually released to the former TTI stockholders on or prior to such date. The maximum number of shares of Sonus common stock that may be subject to awards under the Retention Plan will be 3,000,000 shares. Any awards forfeited by employees who terminate employment with TTI prior to December 31, 2002 may be reallocated to remaining TTI employees, awarded to replacement hires, or returned to Sonus as provided by the terms of the Retention Plan.

         The transactions contemplated by the Merger Agreement are expected to occur in the first quarter of 2001. Upon completion of the Merger, TTI will become a division of Sonus and its operations will remain in Richardson, Texas. Ms. Anousheh Ansari will become General Manager and Vice President of Sonus in charge of the division.

         In connection with the execution of the Merger Agreement, certain stockholders of TTI have entered into a Voting Agreement, dated as of November 2, 2000 (the "Voting Agreement"), pursuant to which they have agreed to vote their shares of TTI stock in favor of the Merger at any meeting of the stockholders of TTI, and have assumed certain related obligations. Copies of the Merger Agreement and the Voting Agreement are attached hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference. A copy of the press release issued by Sonus announcing the execution of the Merger Agreement is attached hereto as Exhibit 99.1 and is also incorporated herein by reference.


ITEM 7.  EXHIBITS.

EXHIBIT
NUMBER            DESCRIPTION

2.1 Agreement and Plan of Merger and Reorganization, dated November 2, 2000, by and among Sonus Networks, Inc, telecom technologies, inc. and Storm Merger Sub, Inc.

2.2 Voting Agreement, dated as of November 2, 2000, by and among Sonus Networks, Inc. and certain shareholders of telecom technologies, inc.

99.1     Press release, dated November 2, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: November 17, 2000            SONUS NETWORKS, INC.



                              By:  /s/ Stephen J. Nill
                                   -----------------------------
                                   Stephen J. Nill
                                   Authorized Officer,
                                   Vice President of Finance and Administration
                                   and Chief Financial Officer
                                   (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION

2.1 Agreement and Plan of Merger and Reorganization, dated November 2, 2000, by and among Sonus Networks, Inc, telecom technologies, inc. and Storm Merger Sub, Inc.

2.2 Voting Agreement, dated as of November 2, 2000, by and among Sonus Networks, Inc. and certain shareholders of telecom technologies, inc.

99.1     Press release, dated November 2, 2000.